--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                  March 14, 1997

Dear Shareholder:

   We are pleased to present our Quarterly Report to shareholders for the three months to January 31, 1997. The report includes a summary of developments in fixed-income and currency markets in the Commonwealth countries of Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   Commonwealth fixed-income markets performed reasonably well over the quarter ended January 31, 1997. However, returns were reduced for investors because all Commonwealth currencies depreciated against the US dollar over the quarter.

   Despite the quarter's disappointing performance for investors, the past year has seen significant gains made through investment in Commonwealth fixed-income markets. All Commonwealth markets offer long-term yields higher than the US and capital gains have been made in most markets. Currency effects have been positive over the past year except for Canada.

   The UK market was the strongest performing Commonwealth fixed-income market over the quarter ended January 31, 1997, both in terms of local currency and US dollar terms. The UK market strengthened because of reduced fears of higher official interest rates. Rallying European markets also supported this market. The Fund's weighting to this market was increased during the quarter ended January 31, 1997 and this benefited the Fund's performance.

   The Australian bond market performed modestly over the past quarter ended January 31, 1997. Another cut to official interest rates by the Reserve Bank helped shorter term bonds strengthen. However, longer term bonds were affected by rising US interest rates, with ten-year Australian Government bond yields rising from 7.35% to 7.41%.

   A similar pattern was seen in both New Zealand and Canada. Short-term bonds rallied in New Zealand because of cuts to official cash rates. In Canada short-term bond yields fell because of a moderate growth outlook. Long-term New Zealand and Canadian bonds were also negatively impacted by US developments.

INVESTMENT PERFORMANCE

   Assuming reinvestment of dividends and distributions, the Fund's Net Asset Value rose by 15.2% and 9.6% respectively over the twelve month and six month periods to January 31, 1997 but fell by 1.1% over the quarter ended January 31, 1997. The Fund's share price return was 9.1% over the past year, 7.8% over the past six months, and 2.2% over the past three months.

   Distributions to common shareholders over the past twelve months ended January 31, 1997 totaled US$1.02. Based on the January 31, 1997 share price of US$11.875, this represents a cash distribution rate of 8.6% over the year to January 31, 1997. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.

   The Fund continues to maintain a high quality portfolio, with over 91% of the Fund's assets invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's Investors Service, Inc., or, if unrated, was judged by the Investment Manager to be of equivalent quality.

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We again invite you to consider joining the shareholders who currently participate in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), which allows you to automatically reinvest your dividends in shares of the Fund's common stock. If the market price, plus any applicable brokerage commissions, equals or exceeds the Net Asset Value on the applicable valuation date, participants will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the Net Asset Value, plus any applicable brokerage commissions, on the valuation date, participants receive shares purchased at market price. Distributions pursuant to the Plan are taxable to the same extent as are cash dividends.

   The Plan also enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest in any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the fifteenth of each month.

  Other advantages of participation in the Plan include:

O LOWER COSTS--You will build holdings in the Fund automatically, at reduced or no brokerage cost.

O CONVENIENCE--You will receive a detailed account statement from State Street
  Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.

O SAFETY--As long as you participate in the Plan, State Street Bank and Trust
  Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in uncertificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

  Further information can be obtained by contacting State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.

SHARES NOT REGISTERED IN YOUR OWN NAME:

   If you wish to participate and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.

TOLL FREE INFORMATION

   Information on The First Commonwealth Fund, Inc. is available by telephoning toll-free, 1-800-543-6217 in the United States. Available information includes weekly updates of share price, NAV, and details of recent distributions.

Yours sincerely,


Brian M. Sherman                                    Laurence S. Freedman
Chairman                                            President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   The Fund continues to pay a monthly cash distribution of US$0.0825 per share. The level of the distribution is reviewed on a regular basis with the next review scheduled for the Board of Directors' meeting to be held in June 1997. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented with realized capital gains if required.

   Based on the January 31, 1997 share price of US$11.875, distributions consisting of two payments of US$0.0875 per share plus ten payments of US$0.0825 and a special payment of US$0.02 in January 1997, totaling US$1.02 paid over the twelve months to that date, the annual cash distribution rate was 8.6%. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The NAV per share at January 31, 1997 was US$13.86. Assuming reinvestment of dividends and distributions, the Fund's NAV returned 15.2% over the year ended January 31, 1997, 9.6% over the six month period, and -1.1% over the past quarter. At the date of this report, the NAV was US$13.98.

SHARE PRICE PERFORMANCE

   As of January 31, 1997, the share price as quoted on the New York Stock Exchange was US$11.875 which represented a discount of 14.32% to the NAV of US$13.86. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 9.1% over the past year ended January 31, 1997, 7.8% over the six month period, and 2.2% over the quarter ended January 31, 1997. At the date of this report, the share price was US$12.00 representing a 14.16% discount to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continues to be well bid at the weekly auctions, maintaining a lower interest rate on average than to the 30-day Commercial Paper rate. Weighted average auction results were 5.29% for the quarter ended January 31, 1997 compared with 5.55% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

   The geographical composition of the portfolio, expressed as a percentage of the Fund's total investments, is summarized in the following table and chart. It is based upon the currencies in which the Fund is invested.
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION


                       COMMENCEMENT OF OPERATIONS
                          (FEBRUARY 28, 1992)          JANUARY 31, 1996      OCTOBER 31, 1996      JANUARY 31, 1997
 Australia                                     44.7%                 39.4%                 30.5%                 29.5%
 Canada                                        17.9%                 31.6%                 34.5%                 30.8%
 New Zealand                            --                            4.9%                  9.5%                  9.9%
 United Kingdom                                36.4%                 23.3%                 24.1%                 29.5%
 United States**                                1.0%                  0.8%                  1.4%                  0.3%
 TOTAL FUND                                   100.0%                100.0%                100.0%                100.0%

**It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US dollar short-term securities to cover distribution payments and expenses.
                       THE FIRST COMMONWEALTH FUND, INC.
                      ASSET ALLOCATION - JANUARY 31, 1997


 A pie chart illustrates the following percentages:

Canada                      30.8%
New Zealand                  9.9%
United Kingdom              29.5%
United States                0.3%
Australia                   29.5%

MATURITY COMPOSITION

   The maturity composition of the portfolio as of January 31, 1997 is summarized in the table below. At January 31, 1997 the average maturity of the Fund's assets was 7.0 years, compared with 7.1 years at October 31, 1996 and 7.6 years at January 31, 1996. Overall, the Investment Manager believes that the Fund remains well positioned in medium-term to long-term maturities in each market.
 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- JANUARY 31,
                                      1997

                      LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS
 Australia                    16.8%                30.8%                47.3%                5.1%
 Canada                       12.0%                34.1%                25.5%               28.4%
 New Zealand                  21.1%                36.1%                42.8%              --
 United Kingdom                6.1%                14.7%                32.2%               47.0%
 United States               100.0%               --                   --                  --
 TOTAL FUND                   12.8%                27.5%                35.6%               24.1%

   The Fund's sectoral exposure is spread among the various securities offered in the Commonwealth fixed-income markets and is summarized in the table following.
 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- JANUARY
                                    31, 1997


                                                                                            CASH OR
                     SOVEREIGN GOVT.  STATE/ PROVINCE     EUROBOND         CORPORATE       EQUIVALENT
 Australia                  14.0%            1.1%             5.6%             5.8%             3.0%
 Canada                     12.2%            5.3%             7.7%             2.4%             3.2%
 New Zealand                 5.1%          --                 2.3%             1.3%             1.2%
 United Kingdom             14.0%          --                14.2%           --                 1.3%
 United States             --              --               --               --                 0.3%
 TOTAL FUND                 45.3%            6.4%            29.8%             9.5%             9.0%

QUALITY OF INVESTMENTS

   At January 31, 1997, 91% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'Aa' by Moody's Investors Service, Inc. or 'AA' by Standard & Poor's Corporation or, if unrated, judged by the Investment Manager to be of equivalent quality at the time of investment. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or judged by the Investment Manager to be, of 'A' quality (see Table 4).
TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JANUARY 31, 1997

                    AAA/AAA              AA/AA               A/A
 Australia            71.0%               29.0%              --
 Canada                9.6%               82.1%               8.3%
 New Zealand          69.4%               30.6%              --
 United Kingdom       49.7%               31.6%              18.7%
 TOTAL FUND           45.6%               46.1%               8.3%

                       THE FIRST COMMONWEALTH FUND, INC.
                      QUALITY OF ASSETS - JANUARY 31, 1997


A pie chart illustrates the following percentages:

     A/A         8.3%
  AAA/Aaa       45.6%
   AA/Aa        46.1%

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

   The Australian economy continues to grow at a moderate pace. GDP grew by 0.5% in the December quarter and by 3.1% in the year to December 1996. The manufacturing and retail sectors face tough trading conditions and the labor market remains weak. However, recently released data has shown that the construction sector is strengthening, service industries are generally performing well and the outlook for the housing sector is improving. Australia's underlying inflation fell to 2.1% per annum in the quarter ended December 1996 and the headline inflation rate fell to 1.5% per annum. Because of this low inflation and the slow growth in the economy, the Reserve Bank of Australia
(RBA) cut official interest rates by 50 basis points in December 1996 -- the third cut since July 1996. Overall, economic growth is expected to pick up over the next year, supported by lower interest rates and a firmer international economy.

   The Australian bond market performed modestly over the quarter ended January 31, 1997. There was a decline in short-term bonds following the cut in official interest rates in December 1996. However, there were renewed concerns about higher official interest rates in the United States as economic growth strengthened in the December quarter. These concerns flowed onto the Australian bond market. Ten year bond yields rose by 6 basis points over the quarter to be 7.41% on January 31, 1997. The differential against ten-year US Treasuries fell a further 9 basis points over the quarter to be 92 basis points on January 31, 1997.

   Over the three months to the end of January, the Australian dollar depreciated by 3.9% against the US dollar. The Australian dollar rose strongly early in the quarter but fell sharply from late November. The weakness reflected expectations of less favorable interest rate differentials and continuing doubts about the timing of the recovery in commodity prices. Looking ahead, the Australian dollar should be supported by favorable domestic fundamentals (such as low inflation and an improving budget outlook), as well as any improvement in international growth and commodity price sentiment. At the end of January, the currency was trading at $US0.7615. At the date of this report, the Australian dollar was trading at US$0.7968.

CANADA

   Canadian economic growth has been gradually improving. GDP has risen to an annual rate of over 2% per annum. Leading economic indicators have strengthened, especially for the housing sector. Retail spending has increased, although the unemployment rate is around 10%. Core inflation remains below an annual rate of 2%. The Bank of Canada lowered official interest rates to 3% during 1996, reflecting earlier weak activity, low inflation and a strong Canadian dollar.

   Canadian bond yields rose during the quarter ended January 31, 1997 with 10 year bond yields closing above US Treasuries, despite trading below the equivalent US rate for a brief time. Domestic factors were generally positive due to continued low inflation, moderate growth and a gradually improving fiscal position and this saw short term yields fall. However, weakness in the US bond market due to renewed concerns about higher US official interest rates flowed into the Canadian market and 10 year bond yields rose.

   Over the three months to the end of January, the Canadian dollar depreciated by 0.6% against the US dollar. The Canadian dollar strengthened against other major currencies, particularly the Yen and Deutschemark. The outlook for the Canadian dollar is promising. Economic growth is accelerating, inflation remains low, the public sector deficit is in decline and the external accounts are positive. Furthermore, there is little chance of further cuts to official interest rates. At the end of January, the currency was trading at US$0.7418. At the date of this report, the Canadian dollar was trading at US$0.7336.

NEW ZEALAND

   Economic activity has been weak in New Zealand with GDP rising by 2.3% for the year to September 30, 1996. Price pressures are low and underlying inflation was 2.4% per annum for the year ending December 31, 1996. Since the formation of a Coalition government in November 1996 there have been a number of economic policy changes, including widening the Reserve Bank of New Zealand's (RBNZ) inflation target from 0-2% to 0-3%. This wider target band should allow for lower official interest rates over time.

   After a strong rally in the previous quarter ended October 31, 1996, long-term New Zealand bonds were slightly weaker in the three months to January 31, 1997. Ten-year bond yields rose by 5 basis points to 7.34%. However, the widening of the RBNZ's target range led to short-term bonds performing substantially better. The yield for 90 day bills fell over the quarter from 8.84% to 7.30%.

   Over the three months to the end of January, the New Zealand dollar depreciated by 2.4% against the US dollar. At the end of January, the currency was trading at US$0.6886. At the date of this report, the New Zealand dollar was trading at US$0.6968.

UNITED KINGDOM

   United Kingdom economic growth continues to be one of the strongest in Europe at 2.6% per annum in the December quarter. Employment has been strong and this has supported consumer spending. Despite strong domestic demand, manufacturing production has been weak more recently. Notably, exports have slowed following the appreciation of the Pound. Inflation has increased to around 3% per annum, reflecting higher wages and strong consumer demand. Despite market speculation, there have been no further increase in interest rates since October 1996. The Chancellor has been resisting pressure from the Bank of England for a further rate rise and a further cut is unlikely prior to the May General election.

   Despite concerns about a further official interest rate increase in the UK and a weaker US market, the Gilt market rallied again over the quarter ended January 31, 1997. Continental European bond markets were generally supportive. Ten-year bond yields fell by 22 basis points over the quarter to 7.40% on January 31, 1997.

   Over the three months to the end of January, the Pound depreciated by 1.5% against the US dollar. At the end of January, the currency was trading at US$1.5998. At the date of this report, the Pound was trading at US$1.5948.

   The table below compares interest rates in the four Commonwealth's countries for various periods since the Fund commenced operations.

                                  FEBRUARY 28, 1992
                                    (COMMENCEMENT
                                   OF OPERATIONS)       JANUARY 31, 1996      OCTOBER 31, 1996      JANUARY 31, 1997
 AUSTRALIA:
   90-day Bank Bills                            7.49%                 7.35%                 6.53%                 5.64%
   10-yr Government Bonds                      10.14%                 8.03%                 7.35%                 7.41%
 CANADA:
   90-day Bank Bills                            7.15%                 5.13%                 3.11%                 2.86%
   10-yr Government Bonds                       8.33%                 7.06%                 6.42%                 6.56%
 NEW ZEALAND:
   90-day Bank Bills                            7.48%                 8.54%                 8.84%                 7.30%
   10-yr Government Bonds                       9.23%                 6.96%                 7.29%                 7.34%
 UNITED KINGDOM:
   90-day Bank Bills                           10.85%                 6.09%                 5.87%                 6.03%
   10-yr Government Bonds                       9.26%                 7.49%                 7.62%                 7.40%

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                     EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

----------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997
(UNAUDITED)

------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                 VALUE
 (000)                DESCRIPTION        (US$)
------------------------------------------------
             LONG-TERM INVESTMENTS - 89.8%
             AUSTRALIA - 26.2%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 14.9%
             COMMONWEALTH OF AUSTRALIA - 13.8%
             Commonwealth of Australia,
  A$   3,000  12.50%, 3/15/97.................    2,301,464
       2,000  6.25%, 3/15/99..................    1,524,980
       2,000  12.00%, 7/15/99.................    1,717,182
       5,000  13.00%, 7/15/00.................    4,545,774
       5,000  10.00%, 10/15/02................    4,324,178
       2,000  7.50%, 7/15/05..................    1,538,078
       4,000  10.00%, 2/15/06.................    3,560,774
       1,000  8.75%, 8/15/08..................      832,243
       2,000  7.50%, 9/15/09..................    1,511,882
                                               ------------
                                                 21,856,555
                                               ------------
             VICTORIA - 1.1%
             State Electricity Commission of
              Victoria,
       1,000  12.00%, 10/22/98................      833,987
             Treasury Corporation of Victoria,
       1,000  10.25%, 11/15/06................      896,735
                                               ------------
                                                  1,730,722
                                               ------------
             Total Australian gover nment and
              semi-gover nment bonds (cost
              US$23,563,972)..................   23,587,277
                                               ------------
             CORPORATE BONDS - 5.8%
              SERVICES - 5.8%
             Australian and Overseas
              Telecommunications Corporation,
       5,000  11.50%, 10/15/02................    4,536,906
       2,000  12.00%, 5/15/06.................    1,945,576
             First Australian National
              Mortgage
              Acceptance Corporation,
              Series 22,
       3,206  11.40%, 12/15/01................    2,666,536
                                               ------------
             Total Australian corporate bonds
              (cost US$8,477,985).............    9,149,018
                                               ------------

             EUROBONDS - 5.5%
             FINANCIAL SERVICES - 2.0%
             Commonwealth Bank of Australia,
   A$    975  12.75%, 1/07/98.................      786,082
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,580,826
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      820,516
                                               ------------
                                                  3,187,424
                                               ------------
             SEMI-GOVERNMENT - 1.3%
             South Australia Finance
              Authority,
         500  12.50%, 5/08/01.................      452,617
             Treasury Corporation of Victoria,
       1,000  10.50%, 12/12/01................      856,688
       1,000  9.00%, 6/27/05..................      816,709
                                               ------------
                                                  2,126,014
                                               ------------
             SERVICES - 1.1%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      782,738
         500  11.00%, 4/09/02.................      438,814
         535  10.50%, 5/27/03.................      463,930
                                               ------------
                                                  1,685,482
                                               ------------
             SUPRANATIONAL - 1.1%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,749,546
                                               ------------
             Total Australian eurobonds
              (cost US$8,173,178).............    8,748,466
                                               ------------
             Total Australian long-term
              investments
              (cost US$40,215,135)............   41,484,761
                                               ------------

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------
             CANADA - 27.3%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 17.3%
             CANADA - 12.0%
             Canadian Government,
  C$   5,000  9.75%, 12/01/01.................    4,337,537
       5,000  8.50%, 4/01/02..................    4,156,528
       5,000  7.25%, 6/01/03..................    3,936,202
       5,000  10.25%, 3/15/14.................    4,857,567
       2,000  9.00%, 6/01/25..................    1,787,685
                                               ------------
                                                 19,075,519
                                               ------------
             ALBERTA - 1.7%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      891,395
             Province of Alberta,
       2,000  10.25%, 8/22/01.................    1,754,896
                                               ------------
                                                  2,646,291
                                               ------------
             BRITISH COLUMBIA - 1.6%
             Province of British Columbia,
       1,000  8.50%, 2/26/97..................      744,637
       1,000  10.15%, 8/29/01.................      873,516
       1,000  9.50%, 1/09/12..................      894,955
                                               ------------
                                                  2,513,108
                                               ------------
             ONTARIO - 2.0%
             Municipality of Halton,
       1,000  10.125%, 12/21/99...............      841,098
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      839,392
       2,000  7.50%, 2/07/24..................    1,465,134
                                               ------------
                                                  3,145,624
                                               ------------
             Total Canadian government,
              provincial and municipal bonds
              (cost US$27,422,387)............   27,380,542
                                               ------------

             CORPORATE BONDS - 2.4%
             DIVERSIFIED INDUSTRIALS - 1.4%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      443,731
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      835,608
             Scotts Hospitality Incorporated,
       1,000  10.95%, 4/16/01.................      875,742
                                               ------------
                                                  2,155,081
                                               ------------

             FINANCIAL SERVICES - 1.0%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      869,214
             National Bank of Canada,
         500  10.875%, 6/01/98................      402,485
             Toronto Dominion Centre,
         500  10.70%, 5/12/98.................      400,371
                                               ------------
                                                  1,672,070
                                               ------------
             Total Canadian corporate bonds
              (cost US$3,995,799).............    3,827,151
                                               ------------
             EUROBONDS - 7.6%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      439,076
                                               ------------
             FINANCIAL SERVICES - 2.0%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      736,276
             General Electric Capital
              Corporation,
       1,000  10.125%, 4/29/98................      794,696
             Inter national Bank for
              Reconstruction
              and Development,
       2,000  10.125%, 7/20/99................    1,669,080
                                               ------------
                                                  3,200,052
                                               ------------
             NATURAL RESOURCES - 1.8%
             Ontario Hydro,
       1,000  9.00%, 6/24/02..................      841,988
         500  8.50%, 5/26/25..................      412,537
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,129,451
             Tokyo Electric Power Company,
         500  10.50%, 6/14/01.................      433,513
                                               ------------
                                                  2,817,489
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.9%
             City of Montreal,
       1,000  6.375%, 2/15/01.................      751,113
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      639,837
                                               ------------
                                                  1,390,950
                                               ------------

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------
             SUPRANATIONAL - 2.6%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      389,002
             Canada (Cayman),
         750  7.25%, 6/01/08..................      559,162
             Kingdom of Sweden,
       3,250  7.00%, 12/01/08.................    2,408,809
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      800,883
                                               ------------
                                                  4,157,856
                                               ------------
             Total Canadian eurobonds
              (cost US$11,534,269)............   12,005,423
                                               ------------
             Total Canadian long-term
              investments
              (cost US$42,952,455)............   43,213,116
                                               ------------
             NEW ZEALAND - 8.5%
             GOVERNMENT BONDS - 5.0%
             Government of New Zealand,
  NZ$  2,000  10.00%, 7/15/97.................    1,393,345
       3,000  10.00%, 3/15/02.................    2,298,324
       4,000  8.00%, 4/15/04..................    2,849,576
       2,000  8.00%, 11/15/06.................    1,435,733
                                               ------------
             Total New Zealand government
              bonds
              (cost US$7,705,023).............    7,976,978
                                               ------------
             CORPORATE BONDS - 1.3%
             DIVERSIFIED INDUSTRIALS - 1.3%
             Electricity Corporation of
              New Zealand Ltd.,
       2,750  10.00%, 10/15/01................    2,052,326
                                               ------------
             Total New Zealand corporate bonds
              (cost US$1,818,266).............    2,052,326
                                               ------------
             EUROBONDS - 2.2%
             FINANCIAL SERVICES - 2.2%
             International Bank for
              Reconstruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,415,073
             Primary Industry Bank of
              Australia Limited,
       1,000  8.25%, 3/27/00..................      700,651

             Societe Generale New Zealand
              Euro,
  NZ$  2,000  9.00%, 5/29/98..................    1,394,415
                                               ------------
             Total New Zealand eurobonds
              (cost US$3,465,863).............    3,510,139
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$12,989,152)............   13,539,443
                                               ------------
             UNITED KINGDOM - 27.8%
             GOVERNMENT BONDS - 13.8%
             United Kingdom Treasury,
       1,000  8.00%, 12/07/00.................    1,655,468
       2,000  8.00%, 6/10/03..................    3,330,584
       2,000  6.75%, 11/26/04.................    3,101,612
       2,000  7.50%, 12/07/06.................    3,221,597
       5,000  8.50%, 7/16/07..................    8,613,923
       1,200  8.00%, 12/07/15.................    1,995,351
                                               ------------
             Total United Kingdom government
              bonds
              (cost US$21,501,908)............   21,918,535
                                               ------------
             EUROBONDS - 14.0%
             DIVERSIFIED INDUSTRIALS - 3.6%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,699,787
             British Airways PLC,
         500  10.00%, 3/02/98.................      823,897
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,337,708
             Rolls-Royce PLC,
         500  11.625%, 7/30/98................      849,894
                                               ------------
                                                  5,711,286
                                               ------------
             FINANCIAL SERVICES - 6.8%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,027,247
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,749,781
             Bayerische Hypotheken-und
              Wechsel-Bank AG,
         500  10.25%, 2/06/97.................      800,223
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    2,915,635

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------

             Lloyds Bank PLC,
 L$    1,000  7.375%, 3/11/04.................    1,547,807
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,741,782
                                               ------------
                                                 10,782,475
                                               ------------
             NATURAL RESOURCES - 1.1%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,779,777
                                               ------------
             SUPRANATIONAL - 2.5%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,629,796
       1,250  10.125%, 6/22/08................    2,319,710
                                               ------------
                                                  3,949,506
                                               ------------
             Total United Kingdom eurobonds
              (cost US$21,287,264)............   22,223,044
                                               ------------
             Total United Kingdom
              long-term investments
              (cost US$42,789,172)............   44,141,579
                                               ------------
             Total long-term investments
              (cost US$138,945,914)...........  142,378,899
                                               ------------
             SHORT-TERM INVESTMENTS - 8.9%
             AUSTRALIA - 2.9%
             Banque National de Paris Fixed
              Deposit,
              5.60%, 2/03/97
  A$   6,102  (cost US$4,646,610).............    4,646,610
                                               ------------
             CANADA - 3.2%
             State Street Bank Time Deposit,
  C$   3,383  2.65%, 2/03/97..................    2,509,278
       3,384  2.65%, 2/07/97..................    2,510,570
                                               ------------
              (cost US$5,020,592).............    5,019,848
                                               ------------

             NEW ZEALAND - 1.2%
             Bankers Trust New Zealand
              Limited Call Account,
  NZ$  2,700  7.75%, 2/03/97
              (cost US$1,912,440).............    1,859,486
                                               ------------
             UNITED KINGDOM - 1.3%
             State Street Bank Fixed Deposit,
              5.80%, 2/06/97
   L$  1,259  (cost US$2,037,465).............    2,014,297
                                               ------------
             UNITED STATES - 0.3%
   US$   477 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.35% dated
              1/31/97, due 2/03/97 in the
              amount of $477,213
              (cost $477,000;
              collateralized by $405,000
              U.S. Treasury Bond, 8.75%
              due 5/15/17; value
              $492,399).......................      477,000
                                               ------------
             Total short-term investments
              (cost US$14,094,107)............   14,017,241
                                               ------------
             TOTAL INVESTMENTS - 98.7%
              (cost US$153,040,021)...........  156,396,140
             Unrealized appreciation on foreign
              currency exchange contracts-0.0%+     10,565
             Other assets in excess of
              liabilities - 1.3%..............    2,049,655
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $158,456,360
                                               ------------
                                               ------------

--------------------------------------------------------------------------------
+FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JANUARY 31, 1997:
--------------------------------------------------------------------------------

   CURRENCY          CURRENCY         EXPIRATION
   PURCHASED           SOLD              DATE              COST              VALUE
---------------------------------------------------------------------------------------
 United States      Australian         February
    dollar            dollar             1997            $761,500          $772,065
---------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

DIRECTORS
Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith


OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher, Assistant Vice President and Chief Investment Officer Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands
INVESTMENT ADVISER
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada
ADMINISTRATOR
Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266
AUCTION AGENT
Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L32 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia
                                    Box 9095
                            Princeton, NJ 08540-9095
                                 (609) 282-4600
The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

    For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.


THE FIRST
COMMONWEALTH
FUND, INC.
---------------------------------------------

QUARTERLY REPORT
JANUARY 31, 1997


    HIGHLIGHTS OF THIS
         REPORT
 O COMMONWEALTH BOND
   MARKETS HAVE PERFORMED
  WELL OVER THE PAST
   YEAR, LIFTING THE
   FUNDS'S NET ASSET
   VALUE BY 15.2% OVER
   THE PAST TWELVE MONTHS
   (ASSUMING REINVESTMENT
   OF DIVIDENDS AND
   DISTRIBUTIONS).
 O CASH DISTRIBUTION RATE
   OF 8.6% OVER PAST
  TWELVE MONTHS.
 O OVER 91% OF SECURITIES
   HELD RATED AAA AND AA
   OR JUDGED TO BE OF
   EQUIVALENT QUALITY.